AMENDMENT NUMBER ONE

Second Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement

dated as of June 1, 2005, as amended and restated

to and including July 1, 2006

by and between

INDYMAC BANK, F.S.B.

and

DB STRUCTURED PRODUCTS, INC.

This AMENDMENT NUMBER ONE is made this 1st day of December, 2006, by and between INDYMAC BANK, F.S.B. having an address at 3465 East Foothill Boulevard, Pasadena, California 91107 (the “Seller”) and DB STRUCTURED PRODUCTS, INC. having an address at 60 Wall Street, New York, New York 10005 (the “Purchaser”), to the Second Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of June 1, 2005, as amended and restated to and including July 1, 2006, by and between the Purchaser and the Seller (the “Agreement”).

RECITALS

WHEREAS, the Purchaser and the Seller desire to amend the Agreement, subject to the terms hereof, to modify the Agreement as specified herein; and

WHEREAS, the Purchaser and the Seller each have agreed to execute and deliver this Amendment Number One on the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.

Amendment. Effective as of December 1, 2006, the Agreement is hereby amended as follows:

(a)

The definition of “Mortgage Loan Schedule” in Section 1 of the Agreement is hereby amended (i) by adding the words “, investment or a second home (e.g. a vacation property)” after the words “owner-occupied” in clause (4) of the first sentence thereof and (ii) by deleting clauses (52) through (56) thereof in their entirety and replacing them with the following:

(52) the race of the Mortgagor and any co-Mortgagor; (53) the ethnicity of the Mortgagor and any co-Mortgagor; (54) the gender of the Mortgagor and any co-Mortgagor; (55) the age of the Mortgagor and any co-Mortgagor; (56) the date of birth of the Mortgagor and any co-Mortgagor; (57) the combined monthly housing expense; (58) the combined monthly debt expense; (59) the combined monthly income; (60) year the Mortgaged Property was built; (61) the number of bedrooms in a one-family property or for each unit in a two-family to four-family property; (62) the current actual monthly rent or the estimated market rent (if the unit is not rented currently) in a one-family property or for each unit in a two-family to four-family property; (63) APR (Annual Percentage Rate); (64) HOEPA status flag; (65) date of application; and (66) date of the rate lock.

(b)

Section 7.02 of the Agreement is hereby amended by deleting the period at the end of subpart (lxxvi) and replacing it with a semicolon, followed by the word “and” and adding the following new subpart (lxxvii) to the end thereof:

(lxxvii)Each Mortgage Loan secured by a Mortgaged Property located within the "Pilot Program Area" in Cook County in the State of Illinois was originated in compliance with Illinois Public Act 94-280 (Illinois H.B. 4050), known as the Predatory Lending Database Pilot Program Act (765 ILCS 77/70)). The term "Pilot Program Area" refers to the following zip codes: 60620, 60621, 60623, 60628, 60629, 60632, 60636, 60638, 60643, and 60652. Every such Mortgage Loan, regardless of the originator, recorded on or after September 1, 2006, was validly recorded with the Cook County Recorder of Deeds along with either a Certificate of Compliance or Exempt Certificate issued by the Illinois Department of Financial and Professional Regulation as a cover sheet. No material changes were made to any such Mortgage Loan from the time that the loan file was submitted to the Illinois Department of Financial and Professional Regulation for a Certificate of Compliance or Exempt Certificate until the date of settlement.

(c)

Section 12 of the Agreement is hereby amended by adding the following at the end of subpart (1):

to deliver to the Purchaser, its affiliates or any prospective purchaser such additional loan information reasonably requested and reasonably available to the Seller and to indemnify the Purchaser, its affiliates or any prospective purchaser for such information at the time of such delivery to the extent such information is not true and correct;

(d)

Section 12 of the Agreement is hereby amended further by adding the clause “remitting funds to the master servicer on the 18th day of each calendar month (or the prior Business Day if such day is not a Business Day)” immediately following the clause “(to the extent of the monthly servicing fee payable thereto),” in the first sentence of subpart (8) thereof.

(e)

Section 21 of the Agreement is hereby amended by adding the following sentences at the end thereof:

The parties agree that this Agreement, any documents to be delivered pursuant to this Agreement and any notices hereunder may be transmitted between them by email and/or by facsimile. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

SECTION 2.

Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3.

Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.  This Amendment Number One shall apply to all Mortgage Loans subject to the Agreement purchased subsequent to the date of this Amendment Number One.

SECTION 4.

Governing Law. This Amendment Number One shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 or 5-1402 of the New York General Obligations Law).

SECTION 5.

Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  An executed counterpart signature page delivered by facsimile shall have the same binding effect as an original signature page.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

INDYMAC BANK, F.S.B.

(Seller)

By:____________________________

Name:__________________________

Title:___________________________

DB STRUCTURED PRODUCTS, INC.

(Purchaser)

By:____________________________

Name:__________________________

Title:___________________________

By:____________________________

Name:__________________________

Title:___________________________